                                                                    EXHIBIT 4.18

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

                         $100,000.00 PRINCIPAL AMOUNT       AS OF MARCH 20, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Anders Ulegard, with an address of 38A Route de Malagnou, CH, 1208, Geneva Switzerland, or registered assigns (the "Holder"), the principal aggregate amount of one hundred thousand dollars ($100,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1 PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on April 1, 1999, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2 EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                TEAM COMMUNICATIONS GROUP, INC.


                                BY:   /S/ DREW LEVIN
                                    ---------------------------------------
                                      DREW LEVIN
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             SECURED PROMISSORY NOTE


THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


                         TEAM COMMUNICATIONS GROUP, INC.

                                                            AS OF MARCH 16, 1998
                            $150,000.00 PRINCIPAL AMOUNT LOS ANGELES, CALIFORNIA


               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Nick Kahla, with an address of: Chemin du Motty, 1026 Echandens, Switzerland, or registered assigns (the "Holder"), the principal aggregate amount of one hundred fifty thousand dollars ($150,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1 PAYMENTS.

               (a) (i) All unpaid principal and interest shall be due and payable on March 16, 1999 (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Borrowers covenant and agree to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity. If an Event of Default has occurred under the Agreement, or this Note in addition to any agreed upon charges, the principal balance of this Note shall thereafter, at Holder's option, bear interest at five percent (5.00%) in addition to the rate set forth in above, calculated over a year of 360 days, however the total rate of interest will not exceed the maximum allowable legal rate of interest.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 SECURITY. This note shall be secured by the assets of the Maker, and it is expressly agreed that any such security interest shall be subordinate to Maker's existing note holders as of the date hereof, and further, subordinate to any subsequent obtained conventional lender financing, including but not limited to any bank financing, to be secured by the assets of Maker.

        SECTION 5 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 5(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the

Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note has been negotiated and consummated in the State of California and shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to principles governing conflicts of law.

               (f) Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court located in such State of California in connection with any action or proceeding arising out of, or relating to, this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 4(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) This Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.


                                  TEAM COMMUNICATIONS GROUP, INC.


                                  BY:   /S/ DREW LEVIN
                                      ---------------------------------------
                                        DREW LEVIN
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             SECURED PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

                          $235,000.00 PRINCIPAL AMOUNT      AS OF MARCH 20, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay David Tresley, with an address of: 655 South Ridge, Lake Forest IL 60045, or registered assigns (the "Holder"), the principal aggregate amount of two hundred thirty five thousand dollars ($235,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with accrued interest and the fixed loan origination fee set forth below. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law and in any such event, any excess amount of such shall be considered to be a loan origination fee (which shall be in addition to the fee referenced below). Company represents and warrants to Holder that the proceeds received by Company pursuant to this Note will be used for working capital in the usual and ordinary course of its business.

        SECTION 1 PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on May 31, 1998, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, then to any loan origination fees and the balance to the payment of principal hereof.

               (e) Payments of principal of, and loan origination fees and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2 EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the

Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 SECURITY. This note shall be secured by the assets of the Company, and it is expressly agreed that any such security interest shall be subordinate to Company's existing note holders as of the date hereof, and any subsequent conventional lender financing, including but not limited to any bank financing to be secured by the assets of Company.

               In accordance with the foregoing, Company grants to Holder a security interest in all of the Company's personal property, whether now owned or hereafter acquired, including, without limitation, all accounts, equipment, inventory, general intangibles, instruments and all proceeds thereof. Company agrees to execute any UCC financing statements and other instruments requested by Lender in order to perfect the foregoing security interest of Holder.

        SECTION 5 LOAN ORIGINATION FEE. Included in the principal of this Note is a fee for the origination of this financing, in an amount equal to thirty five thousand dollars ($35,000), which amount (along with any other fee characterized as, or characterizable as, a loan origination fee) shall be considered fully earned as of the date of this Note.

        SECTION 6 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 6(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of Illinois without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.


                               TEAM COMMUNICATIONS GROUP, INC.


                               BY:   /S/ DREW LEVIN
                                   ---------------------------------------
                                     DREW LEVIN
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

                           $150,000.00 PRINCIPAL AMOUNT     AS OF MARCH 20, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Arab Commerce Bank, with an address of: 6 Cork Street, London W1X1PB England, or registered assigns (the "Holder"), the principal aggregate amount of one hundred fifty thousand dollars ($150,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1 PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on April 1, 1999, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this

Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2 EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3 REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                  TEAM COMMUNICATIONS GROUP, INC.


                                  BY:   /S/ DREW LEVIN
                                      ---------------------------------------
                                        DREW LEVIN
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.
$200,000.00 PRINCIPAL AMOUNT                                AS OF APRIL 15, 1998

            TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Charles Santerre, with an address of 111 Boulevard Anspachlaan, 1000 Bxl, Belgium, or registered assigns (the "Holder"), the principal aggregate amount of Two Hundred Thousand Dollars ($200,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

      SECTION 1 PAYMENTS.

            (a) All unpaid principal and interest and fees hereunder shall be due and payable on April 18, 1999, (the "Maturity Date").

            (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

            (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

            (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

            (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

      SECTION 2 EVENTS OF DEFAULT.

            The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

            (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

            (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

            (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

            (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

            (e) A default is declared under the terms of any collateral security agreements.

            (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

            (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

      SECTION 3 REMEDIES UPON DEFAULT.

            (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

            (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

      SECTION 4 MISCELLANEOUS.

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

            (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

            (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

            (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

            (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                  TEAM COMMUNICATIONS GROUP, INC.


                                  BY: /s/ DREW LEVIN
                                      ------------------------------------------
                                      DREW LEVIN
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             SECURED PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$642,000.00 PRINCIPAL AMOUNT                                 AS OF APRIL 9, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Kevodrew Reality Inc., with an address of: Maxim Group, 210 Townpark Drive, Kennesaw GA 30144, or registered assigns (the "Holder"), the principal aggregate amount of six hundred forty two thousand dollars ($642,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with a fixed interest payment of seventy eight thousand dollars ($78,000.00). In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges (including the default rate set forth in section 2 below) at an amount equal to, but no greater than, the maximum rate permitted by law and in any such event, any excess amount of such $78,000 shall be considered to be a loan origination fee (which shall be in addition to the fee referenced in Section 5 of this Note)

        SECTION 1     PAYMENTS.

               (a) (i) All unpaid principal and interest and fees hereunder shall be due and payable on June 12, 1998, (the "Maturity Date").

               (b) Interest on this Note shall accrue in full on the date of issuance hereof. Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, then to any loan origination fees and the balance to the payment of principal hereof.

               (e) Payments of principal of, and loan origination fees and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity. If an Event of Default has occurred under the Agreement, or this Note in addition to any agreed upon charges, the principal balance of this Note shall thereafter, at Holder's option, bear interest at five percent (5.00%) in excess of the rate set forth above, calculated over a year of 360 days, however the total rate of interest will not exceed the maximum allowable legal rate of interest.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4 SECURITY. This note shall be secured by the assets of the Company, and it is expressly agreed that any such security interest shall be subordinate to Company's existing note holders as of the date hereof, and any subsequent conventional lender financing, including but not limited to any bank financing to be secured by the assets of Company.

                  In accordance with the foregoing, Company grants to Holder s security interest in all of the Company's personal property, whether now owned or hereafter acquired, including, without limitation, all accounts, equipment, inventory, general intangibles, instruments and all proceeds thereof. Company agrees to execute any UCC financing statements and other instruments requested by Lender in order to perfect the foregoing security interest of Holder.

        SECTION 5 LOAN ORIGINATION FEE Included in the principal of this Note is a fee for the origination of this financing, in an amount equal to forty two thousand dollars ($42,000), which amount (along with any other fee characterized as, or characterizable as, a loan origination fee) shall be considered fully earned as of the date of this Note.

        SECTION 6 MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 6(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia without giving effect to principles governing conflicts of law.

               (f) Company irrevocably consents to the jurisdiction of the courts of the State of Georgia and of any federal court located in such State of Georgia in connection with any action or proceeding arising out of, or relating to, this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed under seal and dated the day and year first above written.


                                     TEAM COMMUNICATIONS GROUP, INC.


                                     BY:  /s/ DREW LEVIN
                                          --------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER



ATTEST:                                            [Corporate Seal]



_______________________________
Secretary

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$50,000.00 PRINCIPAL AMOUNT                                 AS OF APRIL 15, 1998

               TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Philippe de Cock de Rameyen, with an address of 111 Boulevard Anspachlaan, 1000 Bxl, Belgium, or registered assigns (the "Holder"), the principal aggregate amount of Fifty Thousand Dollars ($50,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of twelve per cent (12%) per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        SECTION 1     PAYMENTS.

               (a) All unpaid principal and interest and fees hereunder shall be due and payable on April 18, 1999, (the "Maturity Date").

               (b) Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

               (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

               (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to interest hereon, and the balance to the payment of principal hereof.

               (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

               SECTION 2  EVENTS OF DEFAULT.

               The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, more than fourteen (14) calendar days after the same shall become due and payable.

               (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for fourteen calendar days after the date fixed for the making of such interest payment.

               (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

               (e) A default is declared under the terms of any collateral security agreements.

               (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

               (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

        SECTION 3     REMEDIES UPON DEFAULT.

               (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

        SECTION 4     MISCELLANEOUS.

               (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

               (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to principles governing conflicts of law.

               (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

               (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) this Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                     TEAM COMMUNICATIONS GROUP, INC.


                                     BY:  /s/ DREW LEVIN
                                          --------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           CONTRACT OF PROMISE TO PAY

THIS CONTRACT OF PROMISE TO PAY (THE "CONTRACT") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR
(2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS CONTRACT, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS CONTRACT MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                         TEAM COMMUNICATIONS GROUP, INC.

$115,000.00 PRINCIPAL AMOUNT                                  AS OF MAY 15, 1998

            TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay HighBridge Fund Ltd., with an address of: c/o Rana Investment Company, P O Box 60148, Riyadh 11545, Saudi Arabia, or registered assigns (the "Holder"), the principal aggregate amount of One Hundred Fifteen Thousand Dollars ($115,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein.

      SECTION 1 PAYMENTS.

            (a) All unpaid principal and fees, if any, hereunder shall be due and payable on November 15, 1998, (the "Maturity Date").

            (b) Payments shall be applied first to any costs or expenses, then to principal.

            (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

            (d) Payments of principal of this Contract shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (e) The obligations to make the payments provided for in this Contract are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

      SECTION 2 EVENTS OF DEFAULT.

            The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

            (a) A default in the payment of the principal on the Contract, more than three (3) business days after the same shall become due and payable.

            (b) A default in the payment of any other fee(s), accrued on the Contract, when and as the same shall become due and payable, which default shall continue for three (3) business days after the date fixed for the making of such payment.

            (c) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

            (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

            (e) A default is declared under the terms of a collateral security agreement, if any.

            (f) A default is declared under any other of the Company's obligations in excess of $250,000 in the aggregate.

            (g) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Contract, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Contract to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Contract, shall be entitled to, and the Company covenants and agrees to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Contract, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of this Contract, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity.

      SECTION 3 REMEDIES UPON DEFAULT.

            (a) Upon the occurrence of an Event of Default, the principal amount and any fees, default fees, or other amounts then outstanding of this Contract shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

            (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Contract plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

            (c) If an Event of Default has occurred, the entire balance due under this Contract shall thereafter, at Holder's option, bear interest at eighteen percent (18%) per annum, from the date of the Event of Default, calculated over a year of 360 days.


      SECTION 4 SECURITY.

            (a) This note shall be secured by a personal stock pledge from Drew S. Levin, of even date herewith. Such stock pledge is incorporated herein by this reference.

      SECTION 5 MISCELLANEOUS.

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Contract (and upon surrender of this Contract if mutilated), the Company shall execute and deliver to the Holder a new Contract of like date, tenor, and denomination.

            (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Contract upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (d) This Contract may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Contract, and all future Holders shall be bound thereby.

            (e) This Contract shall be governed by, and construed in accordance with, the laws of the State of Georgia giving effect to principles governing conflicts of law. Venue shall lie in the state or Federal courts located in Fulton County, Georgia.

            (f) In any action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 6(a). Within 30 days after such service, or such other time as may be mutually agreed in upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

            (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Contract and to consummate the transactions provided for herein. (ii) this Contract has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

      IN WITNESS WHEREOF, the Company has caused this Contract to be executed and dated the day and year first above written.

                                     TEAM COMMUNICATIONS GROUP, INC.

\
                                     BY:  /s/ DREW LEVIN
                                          --------------------------------------
                                           DREW LEVIN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER



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